Dividends	12 Months Ended
Dec. 31, 2017
Dividends [abstract]
Dividends
23	Dividends

On 13 March 2018 the Board of Directors proposed a cash dividend of RMB0.1 per share, totaling approximately RMB1,520 million. This proposal is subject to the approval of the shareholders at the annual general meeting.

On 13 June 2017, upon the approval from the annual general meeting of the shareholders, the Company declared 2016 final dividend RMB0.29 (2015: RMB0.47) per ordinary share, totaling approximately RMB4,408 million (2015: RMB7,144 million).